                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated March 11, 2002 included in Cadence Design Systems, Inc.'s Form 10-K for the year ended December 29, 2001 and to all references to our Firm included in this Registration Statement.

                               ARTHUR ANDERSEN LLP

San Jose, California
May 2, 2002